                               NBC INTERNET, INC.

                      2000 NON-QUALIFIED STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Non-Qualified Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to Employees and Consultants and to promote the success of the Company's business.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

                  (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

                  (d)      "AWARD" means the grant of an Option under the Plan.

                  (e) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                  (f)      "BOARD" means the Board of Directors of the Company.

                  (g) "CAUSE" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

                  (h) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through any of the following transactions:

                           (i)      a merger, consolidation or other form of
business combination, unless the business of the Company is continued following any such transaction by a resulting company (which may be, but need not be, the Company) and the stockholders of the Company immediately prior to such transaction (the "Prior Stockholders") hold, directly or indirectly, at least fifty percent (50%) of the total combined voting power of the resulting company (there being excluded from the voting power held by the Prior Stockholders, but not from the total voting power of the resulting company, any voting power received by affiliates of a party to the transaction, other than the Company) in their capacities as stockholders of the Company, but excluding any such transaction that the Administrator determines shall not be a Change in Control; or

                           (ii)     the sale, transfer or other disposition of
all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations), but excluding any such transaction that the Administrator determines shall not be a Change in Control; or

                           (iii)    acquisition by any person or related group
of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange
Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, but excluding any such transaction that the Administrator determines shall not be a Change in Control; or

                           (iv)     a change in the composition of the Board
over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

PROVIDED, HOWEVER, that a Change in Control shall not occur as a result of an increase in the securities ownership of National Broadcasting Company, Inc. or its successor in interest.

                  (i) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (j) "COMMITTEE" means any committee appointed by the Board to administer the Plan.

                  (k) "COMMON STOCK" means the Class A Common Stock of the Company, except where other classes of stock are expressly referenced.

                  (l) "COMPANY" means NBC Internet, Inc., a Delaware corporation.

                  (m) "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who renders consulting or advisory services to the Company or such Related Entity.

                  (n) "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (o) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

                  (p) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

                  (q) "DISABILITY" means that a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.

                  (r) "ELIGIBLE EMPLOYEE" means any Employee, other than an Officer or Director.

                  (s) "EMPLOYEE" means any person who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                  (t) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (u) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i)      Where there exists a public market for the
Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

                           (ii)     In the absence of an established market for
the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  (v) "GOOD REASON" means the occurrence after a Change in Control or a Related Entity Disposition of any of the following events or conditions unless consented to by the Grantee:

                           (i)      (A) a change in the Grantee's status, title,
position or responsibilities which represents a materially adverse change from the Grantee's status, title, position or responsibilities as in effect at any time within six (6) months preceding the date of a Change in Control or Related Entity Disposition or at any time thereafter or (B) the assignment to the Grantee of any duties or responsibilities which are materially and adversely inconsistent with the Optionee's status, title, position or responsibilities as in effect at any time within six (6) months preceding the date of a Change in Control or Related Entity Disposition or at any time thereafter;

                           (ii)     reduction in the Grantee's base salary to a
level below that in effect at any time within six (6) months preceding the date of a Change in Control or Related Entity Disposition or at any time thereafter, other than as part of a Company-wide reduction in salaries of employees generally; or

                           (iii)    requiring the Grantee to be based at any
place outside a 50-mile radius from the Grantee's job location or residence prior to the Change in Control or Related Entity Disposition, except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Change in Control or Related Entity Disposition;

PROVIDED, HOWEVER, that reasons (i) and (ii) shall be applicable only with respect to a Grantee who is an Employee, and not to a Grantee who is a non-employee Director or a Consultant; and PROVIDED FURTHER, that an event or condition described in (i) or (ii) shall not constitute "Good Reason" unless the Grantee shall have given notice to the Company stating in writing that the Grantee believes that event or condition is one described in this definition, and the Company shall not have cured the same within 60 days after receipt of the notice.

                  (w) "GRANTEE" means an Employee or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

                  (x) "IMMEDIATE FAMILY" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

                  (y) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (z) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (aa) "OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (bb) "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                  (cc) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (dd)     "PLAN" means this 2000 Non-Qualified Stock Option
Plan.

                  (ee) "RELATED ENTITY" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

                  (ff) "RELATED ENTITY DISPOSITION" means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

                  (gg) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (hh) "SHARE" means a share of the Common Stock or any security into which the Common Stock shall have been converted.

                  (ii) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards initially shall be 2,000,000 Shares.

                  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a)      PLAN ADMINISTRATOR.

                           (i)      ADMINISTRATION BY BOARD OR COMMITTEE. The
Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                           (ii)     ADMINISTRATION ERRORS. In the event an Award
is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i)      to select the Eligible Employees and
Consultants to whom Awards may be granted from time to time hereunder;

                           (ii)     to determine whether and to what extent
Awards are granted hereunder;

                           (iii)    to determine the number of Shares be covered
by each Award granted hereunder;

                           (iv)     to approve forms of Award Agreements for use
under the Plan;

                           (v)      to determine the terms and conditions of any
Award granted hereunder;

                           (vi)     to amend the terms of any outstanding Award
granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                           (vii)    to construe and interpret the terms of the
Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

                           (viii)   to establish additional terms, conditions,
rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                           (ix)     to take such other action, not inconsistent
with the terms of the Plan, as the Administrator deems appropriate.

         5. ELIGIBILITY. Awards may be granted to Eligible Employees and Consultants. An Eligible Employee or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Eligible Employees or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

         6.       TERMS AND CONDITIONS OF AWARDS.

                  (a) TYPE OF AWARDS. All Awards shall be of Non-Qualified Stock Options.

                  (b) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added and sales, in each case as applied to an individual, the Company or a subsidiary, division, business unit, or department thereof. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                  (c) ACQUISITIONS AND OTHER TRANSACTIONS. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

                  (d) DEFERRAL OF AWARD PAYMENT. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                  (e) AWARD EXCHANGE PROGRAMS. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

                  (f) SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                  (g) EARLY EXERCISE. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                  (h) TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement

                  (i)      TRANSFERABILITY OF AWARDS. Awards may be transferred
(i) by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or (ii) in the manner and to the extent determined by the Administrator.

                  (j) TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

         7.       AWARD EXERCISE PRICE, CONSIDERATION, AND TAXES.

                  (a) EXERCISE PRICE. The per Share exercise price for an Option shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator. In the case of an Award issued pursuant to Section 6(c), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

                  (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                           (i)      cash;

                           (ii)     check;

                           (iii)    delivery of Grantee's promissory note with
such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

                           (iv)     surrender of Shares or delivery of a
properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                           (v)      payment through a broker-dealer sale and
remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                           (vi)     any combination of the foregoing methods of
payment.

                  (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8.       EXERCISE OF AWARD.

                  (a)      PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

                           (i)      Any Award granted hereunder shall be
exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                           (ii)     An Award shall be deemed to be exercised
when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

                  (b) EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS SERVICE.

                           (i)      An Award may not be exercised after the
termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                           (ii)     Where the Award Agreement permits a Grantee
to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

         9.       CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the

Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock of a type described in Section 424(a) of the Code or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         11. CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS. Except as may be provided in an Award Agreement:

                  (a) In the event of any Change in Control, each Award which is at the time outstanding under the Plan automatically shall have its vesting accelerated by 12 months (such that (1) any Award that is not yet vested but was otherwise scheduled to become vested within 12 months instead becomes vested and exercisable on the effective date of the Change in Control, and (2) any Award that is not yet vested and was otherwise scheduled to become vested on a date that is more than 12 months after the Change in Control instead become fully vested and exercisable on a date that is 12 months earlier than the date provided for in by the terms of the Award). Each such Award that becomes vested and exercisable on the effective date of the Change in Control shall also be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by the vested portion of such Award. Effective upon the consummation of the Change in Control, all outstanding Awards under the Plan shall terminate. However, an outstanding Award under the Plan shall not so terminate if and to the extent: (i) such Award is, in connection with the Change in Control, either assumed by the successor corporation or Parent thereof or replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof, or (ii) such Award is to be replaced with a cash incentive program of the successor corporation which preserves the compensation element of such Award existing at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award, or (iii) such Award is purchased for cash in an amount equal to the fair value of the Award, as reasonably determined by the Administrator, as of the date of the Change in Control. The determination of Award comparability above shall be made by the Administrator.

                  (b) Following a Change in Control and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity or the successor employer corporation without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan (or the replacement Award or cash incentive program, if applicable) automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately upon the termination of such Continuous Service.

                  (c) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall be deemed to terminate and each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights for all of the Shares at the time represented by such Award and be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not be deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its Parent. In addition, such Continuous Service shall not be deemed to terminate and an outstanding Award under the Plan shall not so fully vest and be exercisable and released from such limitations if and to the extent: (i) such Award is, in connection with the Related Entity Disposition, either to be assumed by the successor entity or its parent or to be replaced with a comparable Award with respect to interests in the successor entity or its parent or (ii) such Award is to be replaced with a cash incentive program of the successor entity which preserves the compensation element of such Award existing at the time of the Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award; provided, however, that such Award (if assumed), the replacement Award (if replaced), or the cash incentive program automatically shall become fully vested, exercisable and payable and be released from any restrictions on transfer (other than transfer restrictions applicable to Incentive Stock Options) and repurchase or forfeiture rights immediately upon termination of the Grantee's Continuous Service (substituting the successor employer entity for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months of the Related Entity Disposition. The determination of Award comparability above shall be made by the Administrator.

         12. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date of its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated.

         13.      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                  (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

                  (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

         14.      RESERVATION OF SHARES.

                  (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

         16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.